Morgan Stanley Financial Services Trust                   Two World Trade Center
LETTER TO THE SHAREHOLDERS o MAY 31, 2001               New York, New York 10048

Dear Shareholder:

During the 12-month period ended May 31, 2001, the U.S. economy began to show signs of a slowdown as retail sales flattened, capital spending stalled and unemployment edged upward. The stock market became more volatile and the value of many equities declined. Earlier fears about inflation were replaced with concerns over weakening asset prices. This change in market psychology was reinforced last December when comments by Federal Reserve Board Chairman Alan Greenspan indicated that the central bank was ready to switch its bias toward easing rates if the economy continued to show weakness. Between January and May 2001, the Fed followed through by lowering the federal funds rate in five 50-basis-point moves, from 6.50 to 4.00 percent.

During the period under review, the stock market, as measured by the Standard & Poor's 500 Index (S&P 500), returned -10.55 percent. The Index's return was dominated by the near collapse of technology stocks, renewed investor interest in defensive growth stocks, and resurgent demand for cyclical and value-oriented stocks.

Despite indications of commercial credit-quality deterioration, financial stocks posted positive returns during the period. Various groups within the financial-services sector benefited from a refocusing of investors' attention on traditional valuation measures such as earnings, cash flow and financial flexibility.

Performance and Portfolio Strategy

On June 18, 2001, Morgan Stanley Dean Witter Financial Services Trust was renamed Morgan Stanley Financial Services Trust. For the 12-month period ended May 31, 2001, the Fund's Class B shares produced a total return of 23.97 percent, compared to -10.55 percent for the S&P 500. For the same period, the Fund's Class A, C and D shares posted total returns of 24.91 percent, 23.97 percent and 25.21 percent, respectively. The performance of the Fund's four share classes varies because each has different expenses. The accompanying chart compares the Fund's performance to that of the S&P 500.

The Fund's outperformance resulted primarily from its above-market exposure to property and casualty (P&C) reinsurance companies and interest-rate-sensitive financials, which include thrifts and government-sponsored enterprises (GSEs). We chose to overweight financial companies that we anticipated would benefit as interest-rate concerns abated but that did not have significant exposure to commercial credit or syndicated lending. After almost 10 years of economic expansion, we remain cautious about commercial credit-sensitive financials, because financial stocks have historically not been advantageous late-cycle investments. Typically, as the economic cycle matures, banks tighten credit, loan demand weakens and credit quality deteriorates.

Consequently, we have focused the Fund's investments on secured credit lenders in the housing sector with low loan-to-value ratios, including thrifts, mortgage insurance providers and GSEs. We believe that

Morgan Stanley Financial Services Trust
LETTER TO THE SHAREHOLDERS o MAY 31, 2001 continued

low loan-to-value ratios should provide a cushion if the economy slows and housing prices undergo a corresponding decline. The Fund also maintained significant exposure to P&C reinsurance stocks, which, in our view, occupy one of the few areas of the economy with pricing power.

During the period, the Fund moved from an overweighting to an underweighting in brokers and capital-market-sensitive players, because the weakness in technology slowed equity underwriting and the uncertainty in the markets reduced merger and acquisition activity. Moreover, we reduced the Fund's exposure to unsecured lenders, such as credit card companies.

Looking Ahead

We are expecting that U.S. and international growth will continue to slow in the coming year. In our opinion, the fundamentals for financial stocks remain strong. We believe that earnings growth has likely peaked for domestic banks in this economic cycle. Thus, we are targeting financial institutions that have less credit-sensitive business lines and will continue to look for financial-services companies that are not overly susceptible to changes in credit quality.

The Fund will continue to focus on long-term growth areas in the wealth-management and asset-gathering businesses, including brokers, banks and insurance companies that emphasize asset management and retirement products. We anticipate that the Fund will maintain its overweighting in segments of the financial-services industry that we believe offer the potential for above-average relative earnings growth as well as those believed to be best positioned to benefit from anticipated industry consolidation, deregulation and advances in technology.

We appreciate your ongoing support of Morgan Stanley Financial Services Trust and look forward to continuing to serve your investment needs.


Very truly yours,


/s/ Charles A. Fiumefreddo                /s/ Mitchell M. Merin
-------------------------------           -----------------------------------
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley Financial Services Trust
FUND PERFORMANCE O MAY 31, 2001

                            GROWTH OF $10,000 CLASS B

          Date                       Total                      S&P 500
-----------------------   ------------------------------ ----------------------
  February 26, 1997                 $10,000                     $10,000
     May 31, 1997                   $10,050                     $10,602
    August 31, 1997                 $11,370                     $11,288
   November 30, 1997                $12,630                     $12,041
  February 28, 1998                 $14,019                     $13,275
     May 31, 1998                   $14,597                     $13,853
   August 31, 1998                  $12,912                     $12,202
  November 30, 1998                 $14,536                     $14,890
  February 28, 1999                 $16,582                     $15,895
    May 31, 1999                    $17,326                     $16,767
   August 31, 1999                  $15,500                     $17,059
  November 30, 1999                 $16,650                     $18,000
  February 29, 2000                 $15,984                     $17,760
    May 31, 2000                    $15,879                     $18,522
   August 31, 2000                  $18,207                     $19,842
  November 30, 2000                 $18,357                     $17,241
  February 28, 2001                 $18,789                     $16,305
   May 31, 2001                     $19,485 (3)                 $16,569

                ----- Fund               ---- S&P 500(4)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.


                          Average Annual Total Returns
--------------------------------------------------------------------------------

                        Class A Shares*
---------------------------------------------------------------
PERIOD ENDED 5/31/01
---------------------------
1 Year                              24.91%(1)        18.35%(2)
Since Inception (7/28/97)           15.90%(1)        14.28%(2)


                       Class B Shares**
---------------------------------------------------------------
PERIOD ENDED 5/31/01
---------------------------
1 Year                              23.97%(1)        18.97%(2)
Since Inception (2/26/97)           17.24%(1)        16.96%(2)


                       Class C Shares+
---------------------------------------------------------------
Period Ended 5/31/01
---------------------------
1 Year                              23.97%(1)        22.97%(2)
Since Inception (7/28/97)           15.02%(1)        15.02%(2)


                       Class D Shares++
---------------------------------------------------------------
Period Ended 5/31/01
---------------------------
1 Year                              25.21%(1)
Since Inception (7/28/97)           15.99%(1)

------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3) Closing value after the deduction of a 2% CDSC, assuming a complete redemption on May 31, 2001.
(4) The Standard and Poor's 500 Index (S&P 500(Reg. TM)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
*     The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
+ The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
++    Class D shares have no sales charge.

Morgan Stanley Financial Services Trust
PORTFOLIO OF INVESTMENTS o MAY 31, 2001




 NUMBER OF
  SHARES                                                 VALUE
=========                                            ============
              Common Stocks and Warrants (97.9%)
              Data Processing Services
               (2.6%)
 266,100      Bisys Group, Inc. (The)* ...........   $ 13,603,032
                                                     ------------
              Finance/Rental/Leasing
               (14.4%)
 108,100      AmeriCredit Corp. * ................      5,642,820
 480,000      Doral Financial Corp.  .............     13,190,400
 239,900      Freddie Mac* .......................     15,881,380
 252,900      Household International, Inc. ......     16,605,414
 314,200      IndyMac Bancorp, Inc.* .............      7,305,150
 299,600      Providian Financial Corp.  .........     17,005,296
                                                     ------------
                                                       75,630,460
                                                     ------------
              Financial Conglomerates
               (5.7%)
 206,200      Citigroup, Inc. ....................     10,567,750
 290,000      Hancock (John) Financial
                Services, Inc. ...................     11,486,900
 162,200      J.P. Morgan Chase & Co. ............      7,972,130
                                                     ------------
                                                       30,026,780
                                                     ------------
              Investment Banks/Brokers
               (6.7%)
  54,300      Goldman Sachs Group, Inc.
                (The) ............................      5,163,930
  53,600      Instinet Group, Inc.* ..............      1,022,152
 207,100      Lehman Brothers Holdings,
               Inc. ..............................     14,830,431
 216,900      Merrill Lynch & Co., Inc. ..........     14,091,993
                                                     ------------
                                                       35,108,506
                                                     ------------
              Investment Managers (8.7%)
 220,600      Affiliated Managers Group,
               Inc.* .............................     12,358,012
 262,500      BlackRock, Inc.* ...................      9,555,000
 284,300      Federated Investors, Inc.
               (Class B) .........................      8,514,785
 280,000      W.P. Stewart & Co. Ltd.
               (Bermuda) .........................      7,042,000
 271,100      Waddell & Reed Financial, Inc.
               (Class A) .........................      8,436,632
                                                     ------------
                                                       45,906,429
                                                     ------------
              Life/Health Insurance (2.9%)
 360,000      AFLAC, Inc. ........................     11,674,800
 109,500      Annuity and Life Re (Holdings),
               Ltd. (Bermuda) ....................      3,750,375
                                                     ------------
                                                       15,425,175
                                                     ------------


 NUMBER OF
  SHARES                                                 VALUE
==========                                           ============
              Major Banks (13.2%)
 325,000      Bank of America Corp.  .............   $ 19,256,250
 400,300      Bank of New York Co., Inc. .........     21,860,383
 191,000      BB&T Corp.  ........................      6,904,650
 170,200      Comerica, Inc. .....................      9,684,380
 247,800      Wells Fargo & Co. ..................     11,666,424
                                                     ------------
                                                       69,372,087
                                                     ------------
              Multi-Line Insurance (2.7%)
  26,600      American International Group,
               Inc. ..............................      2,154,600
 175,000      Hartford Financial Services
               Group, Inc. (The) .................     11,847,500
                                                     ------------
                                                       14,002,100
                                                     ------------
              Property - Casualty Insurers (9.1%)
 202,700      ACE, Ltd. (Bermuda) ................      7,854,625
 260,000      Everest Re Group, Ltd.
               (Bermuda) .........................     17,654,000
 225,000      PartnerRe Ltd. (Bermuda) ...........     12,048,750
 154,400      RenaissanceRe Holdings Ltd.
               (Bermuda) .........................     10,599,560
                                                     ------------
                                                       48,156,935
                                                     ------------
              Real Estate Development
               (1.0%)
 177,700      LNR Property Corp.  ................      5,526,470
                                                     ------------
              Real Estate Investment Trusts (0.7%)
  75,000      Avalonbay Communities, Inc. ........      3,474,750
                                                     ------------
              Regional Banks (14.2%)
 275,400      Compass Bancshares, Inc. ...........      6,714,252
 358,600      Fifth Third Bancorp ................     21,110,782
  74,800      First Tennessee National
               Corp.  ............................      2,662,880
 102,900      M&T Bank Corp. .....................      7,774,095
 450,000      North Fork Bancorporation,
               Inc.  .............................     12,843,000
  79,000      Northern Trust Corp. ...............      5,225,850
 210,000      TCF Financial Corp. ................      8,796,900
 180,000      Zions Bancorporation ...............      9,745,200
                                                     ------------
                                                       74,872,959
                                                     ------------
              Savings Banks (4.4%)
 507,000      Dime Bancorp, Inc.  ................     17,897,100
 557,000      Dime Bancorp, Inc. *
               (Warrants) ........................        150,390
  86,000      Golden West Financial Corp.               5,482,500
                                                     ------------
                                                       23,529,990
                                                     ------------

                       See Notes to Financial Statements

Morgan Stanley Financial Services Trust
PORTFOLIO OF INVESTMENTS o MAY 31, 2001 continued


 NUMBER OF
  SHARES                                               VALUE
==========                                         ============
              Specialty Insurance (11.6%)
 184,100      Ambac Financial Group, Inc.  ......   $10,318,805
 175,000      MBIA, Inc.  .......................     9,231,250
 145,900      MGIC Investment Corp.  ............    10,266,983
 238,100      PMI Group, Inc. (The) .............    16,619,380
 125,300      Radian Group, Inc.  ...............    10,637,970
  52,300      XL Capital Ltd. (Class A)
               (Bermuda) ........................     4,157,850
                                                    -----------
                                                     61,232,238
                                                    -----------
              Total Common Stocks and Warrants
              (Cost $447,710,855) ...............   515,867,911
                                                    -----------


 PRINCIPAL
 AMOUNT IN
 THOUSANDS
==========
               Short-Term Investment (2.1%)
               Repurchase Agreement
$  11,135      Joint repurchase agreement
               account 4.148% due
               06/01/01 (dated
               06/01/01; proceeds
               $11,136,283) (a)
               (Cost $11,135,000) ..........    11,135,000
                                               -----------


Total Investments
(Cost $458,845,855) (b) .........    100.0%         527,002,911
Liabilities in Excess of Other
Assets ..........................     (0.0)            (185,092)
                                     -----          -----------
Net Assets ......................   100.00%        $526,817,819
                                    ======         ============

--------------------------------------------------------------------------------
*          Non-income producing security.
(a)        Collateralized by Federal Agency and U.S. Treasury obligations.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $69,266,830 and the aggregate gross unrealized depreciation is $1,109,774, resulting in net unrealized appreciation of $68,157,056.


                       See Notes to Financial Statements

Morgan Stanley Financial Services Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
May 31, 2001



Assets:
Investments in securities, at value
 (cost $458,845,855) ..............................................    $527,002,911
Cash ..............................................................             675
Receivable for:
  Investments sold ................................................      32,915,390
  Shares of beneficial interest sold ..............................         618,127
  Dividends .......................................................         612,452
  Foreign withholding taxes reclaimed .............................          50,170
Deferred organizational expenses ..................................           9,042
Prepaid expenses and other assets .................................          36,024
                                                                       ------------
  Total Assets ....................................................     561,244,791
                                                                       ------------
Liabilities:
Payable for:
  Investments purchased ...........................................      33,326,617
  Plan of distribution fee ........................................         416,157
  Investment management fee .......................................         329,582
  Shares of beneficial interest repurchased .......................         281,372
Accrued expenses and other payables ...............................          73,244
                                                                       ------------
  Total Liabilities ...............................................      34,426,972
                                                                       ------------
  Net Assets ......................................................    $526,817,819
                                                                       ============
Composition of Net Assets:
Paid-in-capital ...................................................    $462,799,278
Net unrealized appreciation .......................................      68,153,005
Accumulated net realized loss .....................................      (4,134,464)
                                                                       ------------
  Net Assets ......................................................    $526,817,819
                                                                       ============
Class A Shares:
Net Assets ........................................................      $7,172,955
Shares Outstanding (unlimited authorized, $.01 par value) .........         525,764
  Net Asset Value Per Share .......................................          $13.64
                                                                             ======
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) .................          $14.40
                                                                             ======
Class B Shares:
Net Assets ........................................................    $481,516,741
Shares Outstanding (unlimited authorized, $.01 par value) .........      36,512,369
  Net Asset Value Per Share .......................................          $13.19
                                                                             ======
Class C Shares:
Net Assets ........................................................     $15,047,409
Shares Outstanding (unlimited authorized, $.01 par value) .........       1,141,141
  Net Asset Value Per Share .......................................          $13.19
                                                                             ======
Class D Shares:
Net Assets ........................................................     $23,080,714
Shares Outstanding (unlimited authorized, $.01 par value) .........       1,689,326
  Net Asset Value Per Share .......................................          $13.66
                                                                             ======


                       See Notes to Financial Statements

Morgan Stanley Financial Services Trust
FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended May 31, 2001



Net Investment Loss:
Income
Dividends (net of $47,056 foreign withholding tax) .......................................    $  5,305,331
Interest .................................................................................       1,231,922
                                                                                              ------------
  Total Income ...........................................................................       6,537,253
                                                                                              ------------
Expenses
Plan of distribution fee (Class A shares) ................................................          14,369
Plan of distribution fee (Class B shares) ................................................       4,346,334
Plan of distribution fee (Class C shares) ................................................         130,818
Investment management fee ................................................................       3,466,798
Transfer agent fees and expenses .........................................................         567,609
Shareholder reports and notices ..........................................................          74,481
Registration fees ........................................................................          72,751
Professional fees ........................................................................          48,587
Custodian fees ...........................................................................          41,633
Organizational expenses ..................................................................          12,213
Trustees' fees and expenses ..............................................................          11,999
Other ....................................................................................          12,847
                                                                                              ------------
  Total Expenses .........................................................................       8,800,439
                                                                                              ------------
  Net Investment Loss ....................................................................      (2,263,186)
                                                                                              ------------
Net Realized and Unrealized Gain:
Net realized gain/loss on:
  Investments ............................................................................      57,495,473
  Foreign exchange transactions ..........................................................          (3,177)
                                                                                              ------------
  Net Gain ...............................................................................      57,492,296
                                                                                              ------------
Net change in unrealized appreciation/depreciation on:
  Investments ............................................................................      36,694,659
  Translation of forward foreign currency contracts, other assets and liabilities
    denominated in foreign currencies ....................................................          (4,864)
                                                                                              ------------
  Net Appreciation .......................................................................      36,689,795
                                                                                              ------------
  Net Gain ...............................................................................      94,182,091
                                                                                              ------------
Net Increase .............................................................................    $ 91,918,905
                                                                                              ============


                       See Notes to Financial Statements

Morgan Stanley Financial Services Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets




                                                                                        FOR THE YEAR       FOR THE YEAR
                                                                                            ENDED              ENDED
                                                                                        MAY 31, 2001       MAY 31, 2000
                                                                                      ================   ================
Increase (Decrease) in Net Assets:
Operations:
Net investment loss ...............................................................     $ (2,263,186)     $   (1,658,652)
Net realized gain (loss) ..........................................................       57,492,296         (56,648,654)
Net change in unrealized appreciation .............................................       36,689,795          18,921,630
                                                                                        ------------      --------------
  Net Increase (Decrease) .........................................................       91,918,905         (39,385,676)
                                                                                        ------------      --------------
Distributions to Shareholders from Net Realized Gain:
Class A shares ....................................................................                -          (1,236,780)
Class B shares ....................................................................                -        (107,772,751)
Class C shares ....................................................................                -          (2,566,350)
Class D shares ....................................................................                -             (24,429)
                                                                                        ------------      --------------
  Total Distributions .............................................................                -        (111,600,310)
                                                                                        ------------      --------------
Net increase from transactions in shares of beneficial interest ...................       48,898,864          45,843,140
                                                                                        ------------      --------------
  Net Increase (Decrease) .........................................................      140,817,769        (105,142,846)
Net Assets:
Beginning of period ...............................................................      386,000,050         491,142,896
                                                                                        ------------      --------------
  End of Period
  (Including accumulated net investment losses of $0 and $3,089, respectively) ....     $526,817,819      $  386,000,050
                                                                                        ============      ==============

                       See Notes to Financial Statements

Morgan Stanley Financial Services Trust
NOTES TO FINANCIAL STATEMENTS o MAY 31, 2001


1. Organization and Accounting Policies
Morgan Stanley Financial Services Trust (the "Fund"), formerly Morgan Stanley Dean Witter Financial Services Trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in the equity securities of companies in the financial services and financial services related industries. The Fund was organized as a Massachusetts business trust on November 8, 1996 and commenced operations on February 26, 1997. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:
A. Valuation of Investments - (1) an equity security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price;
(3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market

Morgan Stanley Financial Services Trust
NOTES TO FINANCIAL STATEMENTS o MAY 31, 2001 continued

price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or Federal Agency obligations.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. Forward Foreign Currency Contracts - The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records

Morgan Stanley Financial Services Trust
NOTES TO FINANCIAL STATEMENTS o MAY 31, 2001 continued

realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. Federal Income Tax Status - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

I. Organizational Expenses - The Investment Manager incurred the organizational expenses of the Fund in the amount of approximately $61,100 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.


2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.75% to the portion of daily net assets not exceeding $500 million; and 0.725% to the portion of daily net assets exceeding $500 million. Effective May 1, 2001, the Agreement was amended to reduce the annual rate to 0.70% of the portion of daily net assets in excess of $1 billion.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

Morgan Stanley Financial Services Trust
NOTES TO FINANCIAL STATEMENTS o MAY 31, 2001 continued

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $16,021,912 at May 31, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended May 31, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.21% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended May 31, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $500, $757,578, and $10,801, respectively and received $56,708 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 2001 aggregated $1,217,379,352 and $1,131,529,833, respectively.

For the year ended May 31, 2001, the Fund incurred brokerage commissions of $112,520 with Morgan Stanley DW Inc. ("MSDW"), an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At May 31, 2001, the Fund's receivable for investments sold and payable for investments purchased included unsettled trades with MSDW of $4,660,791 and $3,898,400, respectively.

For the year ended May 31, 2001, the Fund incurred brokerage commissions of $159,062 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

Morgan Stanley Financial Services Trust
NOTES TO FINANCIAL STATEMENTS o MAY 31, 2001 continued

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:




                                                FOR THE YEAR                       FOR THE YEAR
                                                   ENDED                              ENDED
                                                MAY 31, 2001                       MAY 31, 2000
                                     ================================== ==================================
                                          SHARES            AMOUNT            SHARES            AMOUNT
                                     ================ =================  ================ =================
CLASS A SHARES
Sold ...............................        766,075    $    9,850,889           652,653    $    8,760,831
Reinvestment of distributions ......              -                 -            98,750         1,147,481
Repurchased ........................       (721,442)       (9,391,214)         (585,387)       (7,839,778)
                                           --------    --------------          --------    --------------
Net increase - Class A .............         44,633           459,675           166,016         2,068,534
                                           --------    --------------          --------    --------------
CLASS B SHARES
Sold ...............................     12,438,784       154,539,311         8,388,455       106,337,695
Reinvestment of distributions ......              -                 -         8,718,423        99,041,281
Repurchased ........................    (10,633,832)     (128,948,115)      (13,281,479)     (164,947,515)
                                        -----------    --------------       -----------    --------------
Net increase - Class B .............      1,804,952        25,591,196         3,825,399        40,431,461
                                        -----------    --------------       -----------    --------------
CLASS C SHARES
Sold ...............................        781,903         9,726,315           573,692         6,989,298
Reinvestment of distributions ......              -                 -           216,980         2,464,894
Repurchased ........................       (570,278)       (6,913,293)         (531,755)       (6,414,073)
                                        -----------    --------------       -----------    --------------
Net increase - Class C .............        211,625         2,813,022           258,917         3,040,119
                                        -----------    --------------       -----------    --------------
CLASS D SHARES
Sold ...............................      1,897,109        24,420,446         1,277,209        15,937,242
Reinvestment of distributions ......              -                 -             1,329            15,411
Repurchased ........................       (357,170)       (4,385,475)       (1,218,312)      (15,649,627)
                                        -----------    --------------       -----------    --------------
Net increase - Class D .............      1,539,939        20,034,971            60,226           303,026
                                        -----------    --------------       -----------    --------------
Net increase in Fund ...............      3,601,149    $   48,898,864         4,310,558    $   45,843,140
                                        ===========    ==============       ===========    ==============

6. Federal Income Tax Status

During the year ended May 31, 2001, the Fund utilized its net capital loss carryover of approximately $50,018,000.

As of May 31, 2001, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $2,269,452, accumulated net realized loss was credited $3,177 and accumulated net investment loss was credited $2,266,275.

Morgan Stanley Financial Services Trust
NOTES TO FINANCIAL STATEMENTS o MAY 31, 2001 continued

7. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.


At May 31, 2001, there were no outstanding forward contracts.

Morgan Stanley Financial Services Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                                                           FOR THE PERIOD
                                                                    FOR THE YEAR ENDED MAY 31,             JULY 28, 1997*
                                                         ================================================     THROUGH
                                                               2001            2000            1999         MAY 31, 1998
                                                         ================ ============== ================ ===============
Class A Shares++
Selected Per Share Data:
Net asset value, beginning of period ...................      $10.92        $15.57            $14.44           $11.51
                                                              ------        ------            ------           ------
Income (loss) from investment operations:
 Net investment income .................................        0.03         0.05               0.05             0.04
 Net realized and unrealized gain (loss) ...............        2.69        (1.02)              2.48             3.13
                                                              ------        ------            ------           ------
Total income (loss) from investment operations .........        2.72        (0.97)              2.53             3.17
                                                              ------        ------            ------           ------
Less dividends and distributions from:
 Net investment income .................................           -           -                   -            (0.06)
 Net realized gain .....................................           -        (3.68)             (1.40)           (0.18)
                                                              ------        ------            ------           ------
Total dividends and distributions ......................           -        (3.68)             (1.40)           (0.24)
                                                              ------        ------            ------           ------
Net asset value, end of period .........................      $13.64        $10.92            $15.57           $14.44
                                                              ======        ======            ======           ======
Total Return+ ..........................................       24.91%      (7.66)%             19.63%           27.74%(1)
Ratios to Average Net Assets:
Expenses ...............................................        1.14%(3)    1.20 %(3)           1.20%(3)         1.23%(2)
Net investment income ..................................        0.27%(3)    0.37 %(3)           0.37%(3)         0.34%(2)
Supplemental Data:
Net assets, end of period, in thousands ................      $7,173      $5,253              $4,905           $2,249
Portfolio turnover rate ................................         254%        264 %               295%              99%

-------------
*    The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Financial Services Trust
FINANCIAL HIGHLIGHTS continued


                                                                           FOR THE YEAR ENDED MAY 31,
                                                     ======================================================================
                                                           2001++            2000++             1999++         1998**++
                                                     ================== ================== ================== =============
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ...............        $10.64             $15.37             $14.38           $10.05
                                                            ------             ------             ------           ------
Income (loss) from investment operations:
 Net investment income (loss) ......................        (0.06)             (0.05)             (0.06)           (0.05)
 Net realized and unrealized gain (loss) ...........         2.61              (1.00)              2.45             4.58
                                                            ------             ------             ------           ------
Total income (loss) from investment operations .....         2.55              (1.05)              2.39             4.53
                                                            ------             ------             ------           ------
Less dividends and distributions from:
 Net investment income .............................            -                  -                  -            (0.02)
 Net realized gain .................................            -              (3.68)             (1.40)           (0.18)
                                                            ------             ------             ------           ------
Total dividends and distributions ..................            -              (3.68)             (1.40)           (0.20)
                                                            ------             ------             ------           ------
Net asset value, end of period .....................        $13.19             $10.64             $15.37           $14.38
                                                            ======             ======             ======           ======
Total Return+  .....................................         23.97 %            (8.35)%            18.69 %          45.25 %
Ratios to Average Net Assets:
Expenses ...........................................          1.93 %(3)          1.96 %(3)          1.97 %(3)        1.98 %
Net investment income (loss) .......................         (0.52)%(3)         (0.39)%(3)         (0.40)%(3)       (0.38)%
Supplemental Data:
Net assets, end of period, in thousands ............      $481,517           $369,229           $474,549          $370,181
Portfolio turnover rate ............................           254 %              264 %              295 %              99 %



                                                        FOR THE PERIOD
                                                      FEBRUARY 26, 1997*
                                                           THROUGH
                                                         MAY 31, 1997
                                                     ===================
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ...............        $10.00
                                                            -------
Income (loss) from investment operations:
 Net investment income (loss) ......................          0.01
 Net realized and unrealized gain (loss) ...........          0.04
                                                            -------
Total income (loss) from investment operations .....          0.05
                                                            -------
Less dividends and distributions from:
 Net investment income .............................             -
 Net realized gain .................................             -
                                                            -------
Total dividends and distributions ..................             -
                                                            -------
Net asset value, end of period .....................        $10.05
                                                            =======
Total Return+  .....................................          0.50%(1)
Ratios to Average Net Assets:
Expenses ...........................................          2.23%(2)
Net investment income (loss) .......................          0.64%(2)
Supplemental Data:
Net assets, end of period, in thousands ............      $176,651
Portfolio turnover rate ............................            17%(1)

--------------
*     Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Financial Services Trust
FINANCIAL HIGHLIGHTS continued


                                                                        FOR THE YEAR ENDED MAY 31,
                                                         ========================================================
                                                                2001               2000               1999
                                                         ================== ================== ==================
Class C Shares++
Selected Per Share Data:
Net asset value, beginning of period ...................       $10.64             $15.37             $14.38
                                                               ------             ------             ------
Income (loss) from investment operations:
 Net investment loss ...................................        (0.06)            (0.05)             (0.05)
 Net realized and unrealized gain (loss) ...............         2.61             (1.00)              2.44
                                                               ------             ------             ------
Total income (loss) from investment operations .........         2.55             (1.05)              2.39
                                                               ------             ------             ------
Less dividends and distributions from:
 Net investment income .................................            -                  -                  -
 Net realized gain .....................................            -              (3.68)            (1.40)
                                                               ------             ------             ------
Total dividends and distributions ......................            -              (3.68)            (1.40)
                                                               ------             ------             ------
Net asset value, end of period .........................       $13.19             $10.64             $15.37
                                                               ======             ======             ======
Total Return+  .........................................        23.97 %            (8.35)%            18.69 %
Ratios to Average Net Assets:
Expenses ...............................................         1.93 %(3)          1.96 %(3)          1.91 %(3)
Net investment loss ....................................        (0.52)%(3)         (0.39)%(3)         (0.34)%(3)
Supplemental Data:
Net assets, end of period, in thousands ................      $15,047             $9,888            $10,305
Portfolio turnover rate ................................          254 %              264 %              295 %



                                                           FOR THE PERIOD
                                                           JULY 28, 1997*
                                                               THROUGH
                                                            MAY 31, 1998
                                                         ==================
Class C Shares++
Selected Per Share Data:
Net asset value, beginning of period ...................       $11.51
                                                               ------
Income (loss) from investment operations:
 Net investment loss ...................................       (0.05)
 Net realized and unrealized gain (loss) ...............        3.13
                                                               ------
Total income (loss) from investment operations .........        3.08
                                                               ------
Less dividends and distributions from:
 Net investment income .................................       (0.03)
 Net realized gain .....................................       (0.18)
                                                               ------
Total dividends and distributions ......................       (0.21)
                                                               ------
Net asset value, end of period .........................       $14.38
                                                               ======
Total Return+  .........................................        26.95 %(1)
Ratios to Average Net Assets:
Expenses ...............................................         1.96 %(2)
Net investment loss ....................................        (0.42)%(2)
Supplemental Data:
Net assets, end of period, in thousands ................       $5,284
Portfolio turnover rate ................................           99 %

--------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Financial Services Trust
FINANCIAL HIGHLIGHTS continued


                                                                                                                FOR THE PERIOD
                                                                      FOR THE YEAR ENDED MAY 31,                JULY 28, 1997*
                                                           =================================================       THROUGH
                                                                 2001              2000             1999         MAY 31, 1998
                                                           ================   ==============   =============   ===============
Class D Shares++
Selected Per Share Data:
Net asset value, beginning of period ...................        $10.91         $15.53          $14.35              $11.51
                                                                ------         ------          ------              ------
Income (loss) from investment operations:
 Net investment income .................................          0.07           0.06            0.04                0.08
 Net realized and unrealized gain (loss) ...............          2.68          (1.00)           2.54                3.01
                                                                ------         ------          ------              ------
Total income (loss) from investment operations .........          2.75          (0.94)           2.58                3.09
                                                                ------         ------          ------              ------
Less dividends and distributions from:
 Net investment income .................................             -             -                -               (0.07)
 Net realized gain .....................................             -          (3.68)          (1.40)              (0.18)
                                                                ------         ------           -----              ------
Total dividends and distributions ......................             -          (3.68)          (1.40)              (0.25)
                                                                ------         -------          ------             ------
Net asset value, end of period .........................        $13.66         $10.91          $15.53              $14.35
                                                                ======         ======          ======              ======
Total Return+  .........................................         25.21%        (7.46)%          20.12%             27.03%(1)
Ratios to Average Net Assets:
Expenses ...............................................          0.93%(3)      0.96 %(3)        0.97%(3)           0.94%(2)
Net investment income ..................................          0.48%(3)      0.61 %(3)        0.60%(3)           0.63%(2)
Supplemental Data:
Net assets, end of period, in thousands ................       $23,081        $1,630           $1,385                $80
Portfolio turnover rate ................................           254%          264 %            295%                99%

--------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Financial Services Trust
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley Financial Services Trust:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Financial Services Trust (the "Fund"), formerly Morgan Stanley Dean Witter Financial Services Trust, including the portfolio of investments, as of May 31, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended May 31, 2000 and the financial highlights for each of the respective stated periods ended May 31, 2000 were audited by other independent accountants whose report, dated June 30, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Financial Services Trust as of May 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
July 11, 2001

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Sean Aurigemma
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
Morgan Stanley Investment Advisors Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses, and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.





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  Morgan Stanley
  Financial Services Trust


  Annual Report
  May 31, 2001
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